UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2020 (November 3, 2020)

BULL HORN HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39669	98-1465952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 S. Pointe Drive, Suite TH-1

Miami Beach, Florida 33139

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 671-3341

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Ordinary Share and one Redeemable Warrant	BHSEU	The Nasdaq Stock Market LLC

Ordinary Shares	BHSE	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one-half of one Ordinary Share for $11.50 per whole share	BHSEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 3, 2020, Bull Horn Holdings Corp. (the “Company”) consummated its initial public offering (“IPO”) of 7,500,000 units (the “Units”). Each Unit consists of one ordinary share of the Company (the “Ordinary Shares”), and one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one-half of one Ordinary Share for $11.50 per whole share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $75,000,000. The Company has granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 1,125,000 additional Units.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-248940) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on September 21, 2020 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated October 29, 2020, by and among the Company and Imperial Capital, LLC, as the representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated October 29, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated October 29, 2020, by and among the Company, its officers, its directors, its initial shareholders, and the Company’s sponsor, Bull Horn Holdings Sponsor LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated October 29, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated October 29, 2020, by and among the Company, the Sponsor, and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated October 29, 2020, by and between the Company and the Sponsor (the “Sponsor Private Placement Warrants Purchase Agreement”) a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated October 29, 2020 by and between the Company and Imperial Capital LLC, I-Bankers Securities, Inc. and Northland Securities, Inc., (the “Underwriter Private Placement Warrants Purchase Agreement”) a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Indemnity Agreement, dated October 29, 2020, by and between the Company and the each of its officers and directors, a form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	A Subscription Agreement, dated October 29, 2020, by and between the Sponsor and the six unaffiliated qualified institutional buyers not affiliated with the Sponsor (the “Anchor Investors”) is attached at exhibit 10.7 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Warrants Purchase Agreement and the Underwriter Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 3,750,000 warrants (the “Private Placement Warrants”) to the Sponsor and the Underwriters at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $3,750,000. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except that each Private Placement Warrant allows the holder thereof to purchase one whole Ordinary Share and the Sponsor and Underwriters have agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants may be exercised on a cashless basis and are also not redeemable by the Company so long as they are held by the Sponsor, the Underwriters or their permitted transferees. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 27, 2020, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the British Virgin Islands Registrar of Corporate Affairs, effective the same day. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $75,750,000 comprised of $72,000,000 of the proceeds from the IPO and $3,750,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly tendered in connection with a shareholder vote to amend the Amended and Restated Memorandum and Articles of Association to (A) modify the substance or timing of its obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 18 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-business combination activity, and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 18 months from the closing of the IPO, subject to applicable law.

On October 29, 2020, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On November 3, 2020, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 29, 2020, by and among the Company and Imperial Capital LLC.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated October 29, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated October 29, 2020, by and among the Company, its officers, directors and Bull Horn Holdings Sponsor LLC.
10.2	Investment Management Trust Agreement, October 29, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated October 29, 2020, by and among the Company and certain security holders.
10.4	Private Placement Warrants Purchase Agreement, dated October 29, 2020, by and between the Company and Imperial Capital LLC, I-Bankers Securities, Inc. and Northland Securities, Inc.
10.5	Private Placements Warrants Purchase Agreement, dated October 29, 2020, by and between the Company and Bull Horn Holdings Sponsor LLC.
10.6	Form of Indemnity Agreement, dated October 29, 2020, by and between the Company and each of its officers and directors.
10.7	Form of Subscription Agreement, dated October 29, 2020, by and between the Sponsor and each Anchor Investor.
99.1	Press Release, dated October 29, 2020.
99.2	Press Release, dated November 3, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bull Horn Holdings Corp.

	By:	/s/ Robert Striar
		Name:	Robert Striar
		Title:	Chief Executive Officer

Dated: November 3, 2020

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